UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 21, 2004
                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)

         Delaware                File No. 000-50886             59-3778247
 (State of incorporation)     (Commission File Number)        (IRS Employer
                                                           Identification No.)

                         160 Great Portland Street
                       London W1W 5QA, United Kingdom

                    ------------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code:    +44-20-7299-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION

     On December 21, 2004, Telewest UK Limited and Telewest Communications Networks Ltd. ("TCN") and certain of its direct and indirect subsidiaries and associated partnerships (together, the "TCN Group") entered into a pound 1,550,000,000 Senior Facilities Agreement (the "Senior Facilities Agreement") and a pound 250,000,000 Second Lien Facilities Agreement (the "Second Lien Facility Agreement", and together with the Senior Facilities Agreement, the "Facilities Agreements"). Barclays Capital, BNP Paribas, Citigroup Global Markets Limited, Credit Suisse First Boston, Deutsche Bank AG London and Royal Bank of Scotland acted as bookrunners. Barclays Bank plc acted as Facility Agent, Security Trustee and US Paying Agent in connection with the Facilities Agreements and GE Capital Structured Finance Group Limited acted as Administrative Agent in connection with the Senior Facilities Agreement. All capitalized terms not defined herein have the meaning given to them in the Senior Facilities Agreement and the Second Lien Facility Agreement, as applicable.

     The proceeds of the Term Facilities and the Second Lien Facility (described below) are intended to finance the repayment of amounts due and payable under Telewest's existing senior facilities (including without limitation, by way of principal, interest, break costs, fees and expenses, commission and any other premiums) and any fees, costs and expenses due and payable in connection with this financing. The Revolving Facility (described below) is intended to finance the general working capital requirements and the general corporate purposes of the TCN Group.

     It is anticipated that Telewest will draw down all of the Facilities, except the Revolving Facility, on [30] December. The Facilities remain subject to normal closing conditions.

TRANCHES, AVAILABILITY AND AMORTIZATION

     The Facilities under the Facilities Agreements comprise the following tranches:

 (a) A 7-year amortizing term loan facility of pound 700,000,000, available in Sterling in a single drawing ("Tranche A"). Tranche A amortizes semi-annually starting with a pound 5 million payment on June 30, 2005 and increasing incrementally to pound 80 million for the last five payments;

 (b) An 8-year multi-currency term loan facility of pound 425,000,000, available in Euro, U.S. Dollars and/or Sterling in a single drawing, payable in two equal instalments 7 1/2 and 8 years after the date of the Senior Facilities Agreement (the "Closing Date") ("Tranche B");

 (c) A 9-year multi-currency term loan facility of pound 325,000,000, available in Euro, U.S. Dollars and/or Sterling in a single drawing, payable in two equal instalments 8 1/2 and 9 years after the Closing Date ("Tranche C" and, together with Tranche A and Tranche B, the "Senior Term Facilities");

 (d) A 7-year revolving loan facility in a maximum amount of pound 100,000,000, available in Sterling (the "Revolving Facility" and, together with the Senior Term Facilities, the "Senior Facilities"); and

 (e) A 9 1/2 year second lien term loan facility of pound 250,000,000, available in Sterling in a single drawing, payable 9 1/2 years after the date of the Second Lien Facility Agreement (the "Second Lien Facility" and, together with the Senior Facilities, the "Facilities").

INTEREST

     Tranches A, B and C and the Revolving Facility will bear interest at a rate of (a) EURIBOR (for any Euro-denominated advance) or LIBOR (for any advance denominated in another currency) plus (b) the applicable cost of complying with any reserve requirements plus an applicable margin. The applicable margin for Tranche A and the Revolving Facility is 2.25% per annum, for Tranche B, in case of an Euro-denominated advance, 2.375% per annum, in case of a Dollar-denominated advance, 2.25% per annum, and in case of a Sterling-denominated advance, 2.50% per annum, for Tranche C, in case of an Euro-denominated advance, 2.875% per annum, in case of a Dollar-denominated advance, 2.75% per annum, and in case of a Sterling-denominated advance, 3.00% per annum, and for the Second Lien Facility 4.00% per annum.

     In addition, the applicable margin for Tranche A and the Revolving Facility is subject to a margin ratchet from and after the first quarter date occurring at least 6 months after the Closing Date based upon the ratio of Consolidated Net Borrowings to Consolidated Annualized TCN Group Net Operating Cash Flow ranging between 1.50% and 2.25%. The applicable margin for the Tranche B is subject to a margin ratchet such that, from and after the first quarter date occurring at least 6 months after the Closing Date on which the ratio of Consolidated Net Borrowings to Consolidated Annualized TCN Group Net Operating Cash Flow is less than or equal to 3.0 to 1.0, the Tranche B margin shall be reduced by 25 basis points.

MANDATORY PREPAYMENTS

     The TCN Group is subject to certain customary mandatory prepayment events under the Facilities Agreements, including:

  o To the extent Excess Cash Flow exceeds pound 10 million, 50% of such Excess Cash Flow in the event that the ratio of Consolidated Total Debt to Consolidated Annualised TCN Group Net Operating Cash Flow is greater than 3.5 to 1.0, or 25% of such Excess Cash Flow in the event such ratio is 3.5 to 1.0 or less but more than 2.75 to 1.0. No mandatory prepayment from Excess Cash Flow is required if the ratio of Consolidated Total Debt to Consolidated Annualised TCN Group Net Operating Cash Flow is 2.75 to 1.0 or less.

  o Net Proceeds received by any member of the TCN Group from Disposals and Insurance Recoveries, subject to certain exemptions, to the extent such Net Proceeds exceed, in each case, pound 6 million.

  o Subject to certain exemptions, 50% of the Net Proceeds in excess of pound 10 million of any Financial Indebtedness raised by the Ultimate Parent, Telewest UK or any member of the TCN Group in connection with any single raising of Financial Indebtedness.

  o  Subject  to  certain  exemptions  and to the  extent  Equity  Proceeds
     (proceeds from certain public equity offerings) exceed pound 10 million, 50% of such Equity Proceeds in respect of any single raising of equity in the event that the ratio of Consolidated Total Debt to Consolidated Annualised TCN Group Net Operating Cash Flow is more than
     3.5 to 1.0, or 25% of such Equity Proceeds in respect of any single raising of equity, in the event such ratio is 3.5 to 1.0 or less but is more than 3.0 to 1.0. No mandatory prepayment from Equity Proceeds is required if the ratio of Consolidated Total Debt to Consolidated Annualised TCN Group Net Operating Cash Flow is 3.0 to 1.0 or less.

COVENANTS

Affirmative Covenants

     The Facilities Agreements contain a number of affirmative covenants, including requirements on each party to own the assets necessary and material in the conduct of its business. In addition, the TCN Group is subject to financial maintenance tests, including the following liquidity, coverage and leverage ratio tests:

  o The ratio of the TCN Group's Consolidated Net Borrowings as at the relevant test date to Consolidated Annualised TCN Group Net Operating Cash Flow for the Semi-Annual Period ending on that test date cannot exceed a stated ratio which decreases each quarter from 4.40 for the quarter ending March 21, 2005 to 2.50 for the quarter ending June 30, 2010 and thereafter;

  o The ratio of the TCN Group's Consolidated Annualised TCN Group Net Operating Cash Flow for the Semi-Annual Period ending on the relevant test date to Total Interest Charges calculated on an annualised basis based on the Total Interest Charges for such Semi-Annual Period, cannot be less than a stated ratio, which increases each quarter from
     2.35 for the quarter ending March 31, 2005 to 4.50 for the quarter ended June 30, 2010 and thereafter;

  o The ratio of TCN Group's Consolidated TCN Group Cash Flow in respect of the twelve month period ending on each relevant testing date commencing with 30 June 2005 to Consolidated Debt Service for such twelve month period, cannot be less than 1.0; and

  o The total amount of Capital Expenditure during each financial year of the TCN Group cannot exceed the aggregate of the Capital Expenditure Allowance plus up to 25% of the Capital Expenditure Allowance for the immediately preceding financial year. The Capital Expenditure Allowance for the financial year ending 31 December 2005 is pound 315 million, for the financial year ending December 31, 2006 is pound 330 million; thereafter such allowance decreases each financial year to pound 285 million for the financial year ending on December 31, 2011.

Negative Covenants

     The TCN Group is further subject to customary negative covenants including, among other things, limitations on Indebtedness, Encumbrances, Asset Dispositions, Restricted Payments, Affiliate Transactions, Change of Business, Dividends, Distributions and increases in Share Capital.

     The covenants contained in the Facilities Agreements could affect Telewest's ability to operate its business and may limit its ability to take advantage of potential business opportunities as they arise.

EVENTS OF DEFAULT

     The Facilities Agreements are subject to acceleration, after the passage of any applicable grace period, by written notice to TCN upon the occurrence of an event of default. Events of default under the Facilities Agreements include:

  o  Non-Payment of sums due under any of the relevant finance documents;

  o Failure of an entity to comply with certain of the covenants applicable to it;

  o Failure by any member of the borrowing group to perform or comply with any obligations in any of the relevant finance documents;

  o Any material misrepresentation by any member of the borrowing group (or, prior to its accession, Telewest Global Finance LLC) in any applicable finance document or other document delivered pursuant thereto;

  o Non-payment of certain indebtedness of any TCN Group member, or cancellation of any commitments for any of that indebtedness, if the aggregate amount of such indebtedness is more than pound 35 million;

  o  The insolvency of certain entities;

  o The winding-up, dissolution, reorganization of certain entities or the appointment of a liquidator or receiver of such entities' revenues and assets;

  o Any execution, distress or diligence being levied against certain entities, or an encumbrancer taking possession of property or assets having an aggregate value of more than pound 1 million;

  o The occurrence of events under the laws of any jurisdiction which would have a similar effect to certain entities being insolvent, wound-up or under distress;

  o Any member of the borrowing group repudiating any of the finance documents to which it is party;

  o The unlawfulness for any member of the borrowing group to perform or comply with its obligations under the relevant finance documents;

  o The failure by any member of the borrowing group to comply with the applicable intercreditor deeds;

  o  The revocation of certain authorizations which is reasonably likely to
     have  a  material  adverse  effect,   as  defined  in  the  Facilities
     Agreements (a "Material Adverse Effect");

  o The occurrence of any event or circumstances which would have a Material Adverse Effect;

  o  The  resignation  of  Telewest's  auditors  of  their  appointment  as auditors to the Group or the TCN Group as a result of the investigation detailed in Telewest's press release dated December 15, 2004, under circumstances which, in the opinion of the Facility Agent, acting on the instructions of lenders to whom in aggregate more than 66 2/3% of the aggregate amount of outstandings are owed, are materially adverse to the credit of the lenders (taken as a whole); and

  o  The   commencement   of  any  material   litigation,   arbitration  or
     administrative proceeding which is reasonably likely to have a Material Adverse Effect.

     As a result of a default, Telewest's senior lenders could cause all of the outstanding indebtedness under the Facilities to become due and payable, require Telewest to apply all of its cash to repay the indebtedness or prevent Telewest from making debt service payments on any other indebtedness that its owes. If Telewest's indebtedness is accelerated, it may not be able to repay its debt or borrow sufficient funds to refinance that debt. In addition, any default under the
Facilities, or agreements governing Telewest's other existing or future indebtedness, is likely to lead to an acceleration of indebtedness under any other debt instruments that contain cross-acceleration or cross-default provisions. If the indebtedness under the Facilities is accelerated as a result of a default, Telewest is unlikely to have sufficient assets to repay that debt, and/or other indebtedness then outstanding.

CALL PROTECTION ON THE SECOND LIEN FACILITY

     Any prepayment of the Second Lien Facility within 12 months after the Closing Date ("Non-Call Period") will be subject to payment of a Make Whole Premium. Such Make Whole Premium is calculated on the basis of the greater of (a) 1.00 % of the Outstandings to be repaid and (b) the difference on the proposed prepayment date between (i) the present value of 102.00% of the relevant Outstandings and any interest that would have accrued on such Outstandings from the proposed prepayment date to and including the last day of the Non-Call Period, computed using a discount rate equal to the Gilt Rate plus 0.50%, and (ii) the principal amount of the relevant Outstandings. After the end of the Non-Call Period, prepayment may be made in whole or in part, subject to a Prepayment Premium equal to the following percentages of the principal amount of the Outstandings under the Second Lien Facility being prepaid: (i) 2.00% prior to the second anniversary of the Closing Date, (ii) 1.00% after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, and (iii) 0.00% thereafter.

ITEM 9.01      EXHIBITS

Exhibit 99.1 Press release issued by Telewest Global, Inc. on December 21, 2004 announcing that on December 21, 2004 its subsidiary Telewest Networks Communications Limited has executed a pound 1,550,000,000 Senior Facilities Agreement and a pound 250,000,000 Second Lien Facilities Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TELEWEST GLOBAL, INC.

Dated:  December 22, 2004                   By:  /s/ Clive Burns
                                                ---------------------------
                                                Name:  Clive Burns
                                                Title: Company Secretary